Exhibit 10 (d) (iii)

AMENDMENT NO. 2
TO AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT
AMENDMENT NO. 2 TO AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT (this “Amendment”), dated as of December 20, 2013, among HARSCO CORPORATION, a Delaware corporation, as Borrower (the “Company”), the Lenders party hereto and CITIBANK, N.A., as Administrative Agent.
WITNESSETH
WHEREAS, the Company, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Five-Year Credit Agreement dated as of March 2, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”);
WHEREAS, the Company, the Required Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth on the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Definitions and References. Capitalized terms not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement.
SECTION 2. Amendments. Effective as of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a) Section 1.01 of the Credit Agreement is amended by amending the definition of “Subsidiary Debt” by adding at the end thereof the following:
“Notwithstanding the foregoing, for the period from the Second Amendment Effective Date through and including the Sale to JV Date, “Subsidiary Debt” shall exclude the following Indebtedness: (x) the loan to Quebeisi SGB LLC from Infrastructure Holdings BV in the outstanding principal amount of United Arab Emirates dirham 316,293,098.42 as of November 30, 2013 and (y) the loan to Harsco Al Darwish United WLL from Infrastructure Holdings BV in the outstanding principal amount of $9,065,322.21 as of November 30, 2013.”
(b) Section 1.01 of the Credit Agreement is amended by adding the following new defined terms in proper alphabetical order:
““Sale to JV Date” shall mean March 31, 2014, which date may be extended with the consent of the Administrative Agent.”
““Second Amendment” shall mean the Amendment No. 2 to Amended and Restated Five-Year Credit Agreement dated as of December 20, 2013, among the Borrower, the Lenders party thereto, and the Administrative Agent.”
““Second Amendment Effective Date” shall have the meaning given to such term in the Second Amendment.”

(c) Article V of the Credit Agreement is amended by adding the following new Section 5.10:
“SECTION 5.10.     Sale to Joint Venture. No later than the Sale to JV Date, transfer (directly or indirectly) Quebeisi SGB LLC and Harsco Al Darwish United WLL into a joint venture of the Borrower that is not a Subsidiary.”
SECTION 3. Representations and Warranties. The Company represents and warrants as of the date hereof and as of the Second Amendment Effective Date that:
(a) This Amendment has been duly authorized, executed and delivered by the Company;
(b) Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity;
(c) No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority, or any securities exchange, are necessary for the execution, delivery or performance by the Company of this Amendment or for the legality, validity or enforceability hereof, other than authorizations, approvals, consents, and filings and registrations that have already been obtained prior to the date hereof;
(d) The representations and warranties set forth in Article III of the Credit Agreement shall be true and correct on the date hereof and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date; and
(e) No Event of Default or Default shall have occurred and be continuing.
SECTION 4. Ratification. Except as amended hereby, the Credit Agreement and all other documents executed in connection therewith shall remain in full force and effect. The Credit Agreement, as amended hereby, and all rights and powers created thereby or thereunder and under such other documents are in all respects ratified and confirmed.
SECTION 5. Consent Fee. The Company agrees to pay to each Lender executing and delivering (including by facsimile transmission or electronic mail) this Amendment (such Lender, a “Consenting Lender”), on or before 5:00 P.M., New York time, December 19, 2013, a fee equal to 0.05% of the Commitment of such Lender (the “Consent Fee”). The Company shall pay the Consent Fee to the Administrative Agent (for the benefit of the Consenting Lenders) no later than the Second Amendment Effective Date.
SECTION 6. Conditions Precedent. The effective date of this Amendment (the “Second Amendment Effective Date”) shall be that date when, to the satisfaction of the Administrative Agent, the following conditions shall been satisfied or waived:
(a) The Administrative Agent (or its counsel) shall have received from the Company and the Required Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission or electronic mail transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b) The representations and warranties set forth in Section 3 of this Amendment are true and correct on and as of the Second Amendment Effective Date;
(c) No Event of Default or Default shall have occurred and be continuing on the Second Amendment Effective Date;
(d) The Administrative Agent shall have received a certificate executed by an authorized officer of the Company dated the Second Amendment Effective Date confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of this Section 6;
(e) The Administrative Agent shall have received (i) a certificate of the Secretary or Assistant Secretary of the Company dated the Second Amendment Effective Date certifying as to the incumbency and specimen signature of each officer of the Company executing this Amendment or any other document delivered in connection herewith and (ii) a certificate of another officer of the Company as to the incumbency and signature of the Secretary or such Assistant Secretary of the Company executing the certificate pursuant to (i) above;
(f) The Administrative Agent shall have received payment (for the benefit of the Consenting Lenders) of the Consent Fee; and
(g) The Administrative Agent shall have received payment or reimbursement of all fees payable to it by the Company on or prior to the Second Amendment Effective Date and its reasonable out-of-pocket expenses in connection with this Amendment including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in each case, for which invoices have been received by the Company on or prior to the Second Amendment Effective Date.
SECTION 7. Miscellaneous.
(a) The Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument from and after the Second Amendment Effective Date.
(b) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
(c) Any references in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import, and each reference in any other document executed in connection with the Agreement, to “the Agreement”, “thereunder”, “therein” or words of like import, shall, from and after the Second Amendment Effective Date, mean and be a reference to the Agreement as amended hereby.
(d) The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, whether or not the Second Amendment Effective Date occurs.
(e) This Amendment shall be deemed to be a Loan Document.
(f) This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 6. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

[Remainder of page intentionally left blank; Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
HARSCO CORPORATION, as Borrower

By /s/ Robert G. Yocum
Name: Robert G. Yocum
Title: Vice President and Treasurer

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

CITIBANK, N.A., as Administrative Agent

By /s/ Shannon Sweeney
Name: Shannon Sweeney
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

CITIBANK, N.A., as Lender

By /s/ Shannon Sweeney
Name: Shannon Sweeney
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

THE ROYAL BANK OF SCOTLAND PLC, as Lender

By /s/ L. Peter Yetman
Name: L. Peter Yetman
Title: Director

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

HSBC Bank USA, N.A., as Lender

By /s/ Tanya Dyke
Name: Tanya Dyke
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

ING Bank N.V., Dublin Branch, as Lender

By /s/ Pádraig Matthews
Name: Pádraig Matthews
Title: Vice President

By /s/ Aidan Neill
Name: Aidan Neill
Title: Director

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

JPMorgan Chase Bank, N.A., as Lender

By /s/ Deborah R. Winkler
Name: Deborah R. Winkler
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

Lloyds Bank plc, formerly known as Lloyds TSB Bank plc, as Lender

By /s/ Stephen Giacolone
Name: Stephen Giacolone
Title: Assistant Vice President G011

By /s/ Dennis McClellan
Name: Dennis McClellan
Title: Assistant Vice President M040

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Lender

By /s/ George Stoecklein
Name: George Stoecklein
Title: Director

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By /s/ Domenic D’Ginto
Name: Domenic D’Ginto
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

Commerzbank AG, New York Branch, as Lender

By /s/ Diane Pockaj
Name: Diane Pockaj
Title: Managing Director

By /s/ Michael Weinert
Name: Michael Weinert
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

U.S. Bank National Association, as Lender

By /s/ Mark Irey
Name: Mark Irey
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

Wells Fargo Bank, N.A., as Lender

By /s/ James Travagline
Name: James Travagline
Title: Director

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

Manufacturers Traders and Trust Company, as Lender

By /s/ Derek Lynch
Name: Derek Lynch
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

THE NORTHERN TRUST COMPANY, as Lender

By /s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]

Svenska Handelsbanken AB (publ) New York branch, as Lender

By /s/ Anders Abelson
Name: Anders Abelson
Title: Senior Vice President

By /s/ Maria Kolsrud
Name: Maria Kolsrud
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Revolving Credit Agreement (Harsco Corporation)]